UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)     November 20, 2001
                                                --------------------------------



J.P. Morgan Chase Commercial Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of December 10, 2001, relating to the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-C1)

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             (Exact name of registrant as specified in its charter)




        New York                     333-70246                 13-3789046
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(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)             Identification No.)



      270 Park Avenue
      New York, New York                                   10167
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(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code      (212) 834-9280
                                                  ------------------------------



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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

            Attached as exhibits are certain Structural Term Sheets and Collateral Term Sheets (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) as modified by a no-action letter (the "First PSA No-Action Letter") issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter (the "Second PSA No-Action Letter") issued by the staff of the Commission on March 9, 1995 to the PSA furnished to the Registrant by J.P. Morgan Securities Inc., PNC Capital Markets, Inc., ABN AMRO Incorporated and Deutsche Banc Alex. Brown Inc. (PNC Capital Markets, Inc., ABN AMRO Incorporated and Deutsche Banc Alex. Brown Inc., collectively, the "Underwriters") in respect of the Registrant's proposed offering of the Commercial Mortgage Pass-Through Certificates, Series 2001-C1 (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-70246) (the "Registration Statement"). The Registrant hereby incorporates the Structural Term Sheets and Collateral Term Sheets by reference in the Registration Statement.

            The Structural Term Sheets and Collateral Term Sheets were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Structural Term Sheets and Collateral Term Sheets.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

           (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.             Description
-----------             -----------

(99) Structural Term Sheets and Collateral Term Sheets prepared by J.P. Morgan Securities Inc., PNC Capital Markets, Inc., ABN AMRO Incorporated and Deutsche Banc Alex. Brown Inc. in connection with J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-C1.

SIGNATURES
----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 21, 2001


                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                       SECURITIES CORP.



                                       By:    /s/ Dennis Schuh
                                              --------------------------------
                                       Name:  Dennis Schuh
                                       Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

  (99)                    Structural Term Sheets and                   E
                          Collateral Term Sheets
                          prepared by J.P. Morgan
                          Securities Inc., PNC Capital
                          Markets, Inc., ABN AMRO
                          Incorporated and Deutsche
                          Banc Alex. Brown Inc. in
                          connection with J.P. Morgan
                          Chase Commercial Mortgage
                          Securities Corp., Commercial
                          Mortgage Pass-Through
                          Certificates, Series 2001-C1.